Exhibit 99.3

Transcript of video message to employees of NYSE Euronext from Duncan Niederauer, Chief Executive Officer of NYSE Euronext:

Good Afternoon everybody, it’s Duncan.  I’m sitting here in my office on Sunday afternoon.  And as I’m sure most of you know by now, given the press releases that have gone out, the Board met this morning and unanimously agreed to reject the unsolicited and somewhat hostile proposal from NASDAQ and ICE.  So I think that’s good news, and I think I wanted to talk to you a little bit about what’s going forward, because in doing so, we obviously reaffirm that the merger with DeutcheBoerse is full speed ahead as I’ve been telling in these other videos was the plan.  So, it was a long meeting and I think the Board did the right thing.  It would have been easy to dismiss it out of hand; that would have been the wrong thing to do.  I think it warranted the Board’s full review.  We met with our financial and legal advisors, and as I said, we unanimously agreed to reject the proposal. And we just put a press release out to that effect.

Now, the other thing we are going to say in the press release, if you haven’t read it already, is that the reason we are reaffirming the merger with DB is because it makes sense and it’s extremely consistent with the strategy we’ve laid out.  Dismantling the Company is completely inconsistent with that strategy.  Now, you know where we stand with the strategy and you know we’re pretty happy with the standalone performance of the Company.  If you think about some of the metrics we would use and this is in the category of don’t believe everything that’s being put out there by our competitors in the media.  Here are some of the facts:  total shareholder return the last year or two, we’re leading the industry.  And, in fact, we’re well ahead of NASDAQ.  Number two:  you’re seeing a lot of stories that we’re not lean, we haven’t been effective operators.  As a group, you know what we’ve done.  We’ve cut costs year after year while growing other businesses, investing in new initiatives, etcetera, etcetera, etcetera.  You’ll also read some stories that says, the NYSE isn’t competitive anymore going after IPOs, or NYSE Euronext: we’re not well positioned.  More than 80% of IPO issuance in the US in the last couple years has happened at the NYSE.  You can do the math and figure out where the other less than 20% has gone.  So, we’re not having a competitive problem; the US Capital Markets are not having a competitive problem.  You’ll also read about transfer momentum.  People should talk about transfer momentum because with a 10-year view we’ve had a great track record but if you just look at the last two years, 21 companies have transferred between NYSE and NASDAQ, 18 of them have come to us, 3 of them have left us.  So, you can draw your own conclusions about the momentum.  The other thing we like about the deal with DB is, to us, it accelerates our strategic vision.  You’ve seen what the strategy is all about, it’s about building the Capital Markets community, it’s about running a more global business, a more diversified business and one that has a really strong balance sheet, so that, more importantly, we can participate in other opportunities that we think are going to be out there in the future.  It also creates a truly pan-European business.  It’s being claimed that this other deal would have done that.  Frankly, the German equity business stapled onto our existing Euronext European equity business, that will create one of the biggest, if not the biggest, liquidity pools in Europe, and it will be truly pan-European:  duly headquartered in New York and Frankfurt; key presences in places like Paris, London, Amsterdam; company incorporated in Amsterdam;  IT and equities run from Paris; derivatives run jointly from London and Frankfurt.  And what I like most about it is you think about a Company with a big US footprint and an even bigger, more impressive European footprint and key partnerships in places like Warsaw, Vienna and Prague in Europe,  Qatar, Singapore, Tokyo, Shanghai you name it, we are really, really well positioned as a Company to move forward.  And, to go back to the US for a minute, it makes us even stronger to be able to compete in the US, which frankly, we’re already knocking the cover off of the ball.  You look at our success in listings as you just read in my last employee note, two quarters in a row we’re number one in issuance globally.  We don’t have a competitive problem.  One of the architects of the unsolicited proposal, they finished tenth in the first quarter in 2011, we finished first.  We’re not looking for any outside help, we’re just fine by ourselves and teaming up with the Germans will make us even stronger when we think about it globally.

Now, I want to close by telling you a little bit about what you are going to see from us this week.  And then I’ll speculate a little bit on what you might see from them.  What you’re going to see from us is just sticking to the facts.  We’re not going to get into the mud. We are beginning to communicate to our various stakeholders today, but most importantly you’re going to see us take the high road.  This isn’t personal, the other side may try to make it personal, it’s not personal.  Are there plenty of unanswered questions in their proposal?  Sure.  Could you question the credibility of the architects of their proposal if you wanted to?  Absolutely.  It’s a waste of our time, it’s a waste of our energy.  They hope we get distracted with things like that; I’m not going to, you shouldn’t get distracted, just stay the course.  You can expect them to sling a lot of mud this week.  You’re not going to see me responding to it.  We’re going to continue to talk about what a great team we have here, what a great team our new partners have and what an amazing team we can have when we put the companies together.  It’s going to be about the merits of the merger.  As I’ve said to you guys many times before, the heart of this Company, which is you guys, it’s strong, it’s resilient and now our mettle is going to be tested.  There’s going to be a lot of accusations, there’s going to be a lot of attempts to distract us, to disrupt us.  What it should tell you is that we must be the leader.  What else have we said about what it means to be a strategic leader?  It’s about having a long-term strategy, it’s about being focused, it’s about being proactive, it’s about being innovative.  We and all of you are all of those things, and now it’s time for us to show exactly how strong we are.  In my view  this should unite us.  It should unite us as a team and it should also unite us with our new partners because now the onus is on us to show just how great we can be.  So, I know you’re strong, I know you’re resilient, I know you’re not going to get distracted, just know that I’m not going to.  Keep the feedback coming, but I thought you’d be excited to hear that we considered it, we did the right thing, it’s all about good governance, we’re unanimously rejecting the proposal and reaffirming the merger with DB.  I will most certainly see you out there.  Thanks a lot.

Safe Harbour Statement

NYSE Euronext is party to a proposed business combination transaction with Deutsche Boerse AG. In connection with the proposed business combination transaction, Alpha Beta Netherlands Holding N.V. (“Holding”), a newly formed holding company, has filed a Registration Statement on Form F-4 with the U.S. Securities and Exchange Commission (“SEC”) that includes (1) a draft proxy statement of NYSE Euronext that will also constitute a prospectus for Holding and (2) a draft offering prospectus of Holding to be used in connection with Holding’s offer to acquire Deutsche Boerse AG shares held by U.S. holders. When finalized, NYSE Euronext will mail the proxy statement/prospectus to its stockholders in connection with the vote to approve the merger of NYSE Euronext and a wholly owned subsidiary of Holding, and Holding will mail the offering prospectus to Deutsche Boerse AG shareholders in the United States in connection with Holding’s offer to acquire all of the outstanding shares of Deutsche Boerse AG.  NYSE Euronext and Deutsche Boerse AG also expect that Holding will file an offer document with the German Federal Financial Supervisory Authority (Bundesanstalt fuer Finanzdienstleistungsaufsicht) (“BaFin”).

Investors and security holders are urged to read the proxy statement/prospectus and the offer document regarding the proposed business combination transaction if and when they become available because they will contain important information. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other related documents filed by NYSE Euronext and Holding with the SEC on the SEC’s Web site at www.sec.gov. The proxy statement/prospectus (if and when it becomes available) and other documents relating thereto may also be obtained for free by accessing NYSE Euronext’s Web site at www.nyse.com and Deutsche Boerse AG’s Web site at www.deutsche-boerse.com. The offer document will be made available at Holding’s Web site at www.global-exchange-operator.com following clearance by the BaFin.

This document is neither an offer to purchase nor a solicitation of an offer to sell shares of Holding, Deutsche Boerse AG or NYSE Euronext. The final terms and further provisions regarding the public offer will be disclosed in the offer document after the publication has been approved by the BaFin and in documents that will be filed with the SEC.  Holding reserves the right to deviate in the final terms of the public offer from the basic information described herein.  Investors and holders of NYSE Euronext shares and Deutsche Boerse AG shares are strongly encouraged to read the offer document and all documents in connection with the public offer as soon as they are published, since they will contain important information.

No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

This announcement and related materials do not constitute in France an offer for ordinary shares in Alpha Beta Netherlands Holding N.V. The relevant final terms of the proposed business combination transaction will be disclosed in the information documents reviewed by the competent European market authorities.

PARTICIPANTS IN THE SOLICITATION

NYSE Euronext, Deutsche Boerse AG, Holding and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NYSE Euronext stockholders in respect of the proposed business combination transaction. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC if and when they become available.

FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements about NYSE Euronext, Deutsche Boerse AG, Holding, the enlarged group and other persons, which may include statements about the proposed business combination, the likelihood that such transaction could be consummated, the effects of any transaction on the businesses of NYSE Euronext or Deutsche Boerse AG, and other statements that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance and actual results of operations, financial condition and liquidity, and the development of the industries in which NYSE Euronext and Deutsche Boerse AG operate may differ materially from those made in or suggested by the forward-looking statements contained in this document. Any forward-looking statements speak only as at the date of this document. Except as required by applicable law, none of NYSE Euronext, Deutsche Boerse AG or Holding undertakes any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.